                                                                    Exhibit 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (File Nos. 333-91141, 333-54118, 333-74920) and Form S-3
(File No. 333-68446) of Plains All American Pipeline, L.P. of our report dated May 22, 2002 relating to the balance sheet of Plains AAP, L.P., which appears in the Current Report on Form 8-K of Plains All American Pipeline, L.P. filed May 24, 2002.


PricewaterhouseCoopers LLP

Houston, Texas
August 14, 2002




                                       5